UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 7, 2006

CUTTER & BUCK INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	0-26608	91-1474587
(STATE OR OTHER JURISDICTION	(COMMISSION FILE	(I.R.S. EMPLOYER
OF INCORPORATION)	NUMBER)	IDENTIFICATION NO.)

701 N. 34TH STREET, SUITE 400, SEATTLE, WASHINGTON		98103
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 622-4191

INAPPLICABLE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 7, 2006, Cutter & Buck entered into an Employment Agreement with Ernest R. Johnson, to be effective March 9, 2006. A copy of that Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K. Under the terms of the Agreement, Johnson will initially serve as the Chief Executive Officer of Cutter & Buck until July 31, 2007, unless earlier removed. The Agreement provides that Johnson will receive an annual base salary of Four Hundred Thousand Dollars ($400,000), along with such incentive compensation as may be determined by the Compensation Committee of the Company’s Board of Directors. Finally, upon any termination of Johnson’s employment by Cutter & Buck without cause, or by Johnson for good reason, the Agreement calls for Cutter & Buck to pay to Johnson an amount equal to twelve months of his then current base salary in exchange for Johnson’s compliance with certain noncompetition covenants.

On March 7, 2006, Cutter & Buck appointed Kaia Akre to the position of President, with that appointment to be effective March 9, 2006. Under the terms of this appointment, Akre will receive an annual salary of Two Hundred Ninety Thousand Dollars ($290,000), along with such incentive compensation as may be determined by the Compensation Committee of the Company’s Board of Directors.

On March 7, 2006, Cutter & Buck entered into a letter agreement with Kaia Akre which amends certain portions of the existing Change in Control Agreement between Akre and the Company dated January 2, 2006. A copy of the letter agreement, including the attached Change in Control Agreement (collectively, the “Akre Agreement”) is attached as Exhibit 10.2 to this Current Report on Form 8-K. Under the terms of the Akre Agreement, and conditioned upon the occurrence of the termination of Akre’s employment with Cutter & Buck in connection with certain changes in control of the Company, Cutter & Buck may be obligated to pay Akre an amount equal to one hundred twenty-five percent (125%) of her then current annual base salary. In exchange for any such payment, Akre would be required to comply with certain noncompetition covenants for a period of twelve months following her termination.

On March 7, 2006, the Board of Directors of Cutter & Buck appointed Michael Gats to the position of Vice President and Chief Financial Officer, with that appointment to be effective March 9, 2007. Under the terms of this appointment, Gats is to receive an annual salary of Two Hundred Twenty-five Thousand Dollars ($225,000), along with such incentive compensation as may be determined by the Compensation Committee of the Company’s Board of Directors.

On March 7, 2006, Cutter & Buck entered into a Change in Control Agreement with Michael Gats. A copy of that Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K. Under the terms of that Agreement, and conditioned upon the occurrence of the termination of Gats’ employment with Cutter & Buck in connection with certain changes in control of the Company, Cutter & Buck may be obligated to pay Gats an amount equal to one hundred percent (100%) of his then current annual base salary. In exchange for any such payment, Gats would be required to comply with certain noncompetition covenants for a period of twelve months following his termination.

On March 7, 2006, the Board of Directors appointed Jon Runkel to the position of Vice President – Global Sourcing and Distribution, with that appointment to be effective March 9, 2006. Under the terms of Runkel’s appointment, Runkel will receive an annual salary of One Hundred Eighty-five Thousand Dollars ($185,000), along with such incentive compensation as may be determined by the Compensation Committee of the Company’s Board of Directors.

On March 7, 2006, Cutter & Buck entered into a Change in Control Agreement with Jon Runkel. A copy of that Agreement is attached as Exhibit 10.4 to this Current Report on Form 8-K. Under the terms of that Agreement, and conditioned upon the occurrence of the termination of Runkel’s employment with Cutter & Buck in connection with certain changes in control of the Company, Cutter & Buck may be obligated to pay

Runkel an amount equal to one hundred percent (100%) of his then current annual base salary. In exchange for any such payment, Runkel would be required to comply with certain noncompetition covenants for a period of twelve months following his termination.

On March 7, 2006, Cutter & Buck entered into a Change in Control Agreement with Julie Snow, the Company’s Director – Design and Merchandising. A copy of that Agreement is attached as Exhibit 10.5 to this Current Report on Form 8-K. Under the terms of that Agreement, and conditioned upon the occurrence of the termination of Snow’s employment with Cutter & Buck in connection with certain changes in control of the Company, Cutter & Buck may be obligated to pay Snow an amount equal to one hundred percent (100%) of her then current annual base salary. In exchange for any such payment, Snow would be required to comply with certain noncompetition covenants for a period of twelve months following her termination.

On March 7, 2006, Cutter & Buck entered into a Change in Control Agreement with John McCullough, the Company’s Vice President and General Manager – Specialty Retail. A copy of that Agreement is attached as Exhibit 10.6 to this Current Report on Form 8-K. Under the terms of that Agreement, and conditioned upon the occurrence of the termination of McCullough’s employment with Cutter & Buck in connection with certain changes in control of the Company, Cutter & Buck may be obligated to pay McCullough an amount equal to one hundred percent (100%) of his then current annual base salary. In exchange for any such payment, McCullough would be required to comply with certain noncompetition covenants for a period of twelve months following his termination.

On March 7, 2006, Cutter & Buck entered into a Change in Control Agreement with Brian Thompson, the Company’s Vice President and General Manager – Golf, corporate, Collegiate/Pro Sports, International/Domestic Licensing. A copy of that Agreement is attached as Exhibit 10.7 to this Current Report on Form 8-K. Under the terms of that Agreement, and conditioned upon the occurrence of the termination of Thompson’s employment with Cutter & Buck in connection with certain changes in control of the Company, Cutter & Buck may be obligated to pay Thompson an amount equal to one hundred percent (100%) of his then current annual base salary. In exchange for any such payment, Thompson would be required to comply with certain noncompetition covenants for a period of twelve months following his termination.

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On March 7, 2006, Cutter & Buck appointed Ernest R. Johnson to the Board of Directors and to the position of Chief Executive Officer, with each appointment to be effective March 9, 2006. Pursuant to the Employment Agreement between Johnson and Cutter & Buck, Johnson will initially serve until July 31, 2007. Johnson, age 55, currently serves as the Company’s Senior Vice President and Chief Financial Officer, a position he has held since joining the Company in November 2002. From 1996 to 2002, Johnson was Senior Vice President, Chief Operating Officer and Chief Financial Officer with Washington Mutual, Inc., Commercial Banking Division. Previously, Johnson held a variety of senior financial positions with West One Bank – Washington and Bank of America. Johnson has a bachelor’s degree in accounting and information systems from Washington State University.  As disclosed in Item 1.01 of this Current Report on Form 8-K, the Company has entered into an Employment Agreement with Johnson, effective March 9, 2007.  Under the terms of that Agreement, Johnson will initially serve as the Company’s Chief Executive Officer until July 31, 2007, unless earlier removed, and will receive an annual base salary of Four Hundred Thousand Dollars ($400,000).

On March 7, 2006, Cutter & Buck appointed Kaia Akre to the position of President, with that appointment to be effective March 9, 2006. Akre will serve at the pleasure of the Company’s Board of Directors and does not have an employment agreement. Akre, age 42, currently oversees the Company’s marketing efforts, a position she has held since joining the Company in January 2006. From 2000 to 2005, Akre served as a Brand Marketing Director for the Nordstrom Product Group, a division of Nordstrom, Inc. Previously, Akre held a variety of positions at the Nordstrom Product Group, including Senior Marketing Director, Senior Brand Strategist and Creative Resources Director. Akre will receive an annual base salary of Two Hundred Ninety Thousand Dollars ($290,000).  The Company does not have an employment agreement with Akre.

On March 7, 2006, Cutter & Buck appointed Michael Gats to the position of Vice President and Chief Financial Officer, with that appointment to be effective March 9, 2006. Gats will serve at the pleasure of the Company’s Board of Directors and does not have an employment agreement. Gats, age 47, currently oversees the Company’s Management Reporting and Analysis function, a position he has held since 2003. Gats joined Cutter & Buck  in 1999, serving as the Director of Retail Finance from 1999 to 2002 and as Controller from 2002 to 2003. Gats will receive an annual base salary of Two Hundred Twenty-five Thousand Dollars ($225,000).  The Company does not have an employment agreement with Gats.

On March 7, 2006, Cutter & Buck accepted the resignation of William B. Swint, the Company’s former Vice President and Chief Operations Officer, with that resignation to be effective immediately.

ITEM 5.03  AMENDMENT OF ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On March 7, 2006, Cutter & Buck amended its Bylaws in two respects, with such amendment to be effective March 9, 2006. The first amendment, contained in Article IV, Section 1 of the Bylaws, is designed to permit the Board of Directors, or any committee thereof, to take action by unanimous electronic written consent. The second amendment, contained in Article V of the Bylaws, is designed to separate the offices of Chief Executive Officer and President. A complete copy of the amended Bylaws is attached to as Exhibit 3.2 to this Current Report on Form 8-K.

ITEM 7.01  REGULATION FD DISCLOSURE.

On March 7, 2006, Cutter & Buck issued a press release announcing the appointment of Ernest R. Johnson to the Board of Directors and to the position of CEO, the appointment of Kaia Akre to the position of President, the appointment of Michael Gats to the position of Vice President and Chief Financial officer and the appointment of Jon Runkel to the position of Vice President – Global Sourcing and Distribution, each to be effective March 9, 2006. In addition, the press release announced the resignation of William B. Swint, the Company’s former Vice President and Chief Operations Officer. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in Item 7.01 of this Current Report or furnished on Exhibit 99.1 hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)  EXHIBITS

3.2                                 Bylaws of Cutter & Buck Inc., as amended and restated effective March 9, 2006.

10.1                           Employment Agreement between Cutter & Buck Inc. and Ernest R. Johnson dated as effective March 9, 2006.

10.2                           Letter Agreement between Cutter & Buck Inc. and Kaia Akre, dated March 9, 2006, amending the Change in Control Agreement between Kaia Akre and Cutter & Buck Inc. dated January 2, 2006.

10.3                           Change in Control Agreement between Cutter & Buck Inc. and Michael Gats, dated March 7, 2006.

10.4                           Change in Control Agreement between Cutter & Buck Inc. and Jon Runkel, dated March 7, 2006.

10.5                           Change in Control Agreement between Cutter & Buck Inc. and Julie Snow, dated March 7, 2006.

10.6                           Change in Control Agreement between Cutter & Buck Inc. and John McCullough, dated March 7, 2006.

10.7                           Change in Control Agreement between Cutter & Buck Inc. and Brian Thompson, dated March 7, 2006.

99.1                           Cutter & Buck Press Release dated March 7, 2006, furnished pursuant to Item 7.01 of this Form 8-K announcing management changes within the registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUTTER & BUCK INC.

By:	/s/ John T. Wyatt
John T. Wyatt
President and Chief Executive Officer

Dated: March 7, 2006

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

3.2	Bylaws of Cutter & Buck Inc., as amended and restated effective March 9, 2006.

10.1	Employment Agreement between Cutter & Buck Inc. and Ernest R. Johnson dated as effective March 9, 2006.

10.2	Letter Agreement between Cutter & Buck Inc. and Kaia Akre, dated March 9, 2006, amending the Change in Control Agreement between Kaia Akre and Cutter & Buck Inc. dated January 2, 2006.

10.3	Change in Control Agreement between Cutter & Buck Inc. and Michael Gats, dated March 7, 2006.

10.4	Change in Control Agreement between Cutter & Buck Inc. and Jon Runkel, dated March 7, 2006.

10.5	Change in Control Agreement between Cutter & Buck Inc. and Julie Snow, dated March 7, 2006.

10.6	Change in Control Agreement between Cutter & Buck Inc. and John McCullough, dated March 7, 2006.

10.7	Change in Control Agreement between Cutter & Buck Inc. and Brian Thompson, dated March 7, 2006.

99.1	Cutter & Buck Press Release dated March 7, 2006, furnished pursuant to Item 7.01 of this Form 8-K announcing management changes within the registrant.